Pension Expense (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016
Components of net periodic benefit cost
Service cost	$ 273	$ 312
Interest cost	198	198
Expected return on plan assets	(357)	(341)
Amortization of prior service (credit) cost	(89)	(89)
Amortization of net loss	63	81
Net periodic benefit cost	$ 88	$ 161